Exhibit 99.1

GLOBAL MEDICAL REIT APPOINTS MARK DECKER, JR. AS CEO

Bethesda, MD – June 23, 2025 – (BUSINESS WIRE) – Global Medical REIT Inc. (NYSE: GMRE) (the “Company” or “GMRE”), today announced that Mark Decker, Jr. has been appointed as the Company’s Chief Executive Officer and President, effective immediately. Mr. Decker, who will join the Board of Directors, succeeds Jeffrey Busch, who will continue to serve on the Board as non-executive Chairman.

Lori Wittman, Lead Independent Director of the Company stated, “We are extremely pleased to announce Mark Decker, Jr. as our new Chief Executive Officer. As part of the Board’s ongoing commitment and efforts to maximize shareholder value, we identified the need for a fresh, strategic perspective to guide our portfolio management and growth initiatives. Mark brings that strategic vision, with a wealth of real estate operational experience, and deep capital markets expertise. We would also like to extend our sincere gratitude to Jeff for his leadership and dedication since our founding. His contributions have laid a strong foundation for our continued success.”

Mr. Decker commented, “I want to thank the Board for this opportunity and their confidence in me. I’m excited to begin work with our team as we write the next chapter for the business.”

Mr. Decker joins the Company from Proterra Investment Partners, where he founded and co-led their net lease real estate investment strategy. Prior to Proterra, Mr. Decker served as President, CEO, Trustee & Chief Investment Officer at Centerspace (NYSE:CSR) for almost seven years. While at Centerspace, Mr. Decker led the company through a significant transition from a diversified real estate company to a focused owner-operator of apartments, resulting in higher earnings quality, balance sheet simplicity and an award-winning performance-oriented culture. Immediately prior to joining Centerspace, Mr. Decker served as Managing Director and U.S. Group Head of Real Estate Investment and Corporate Banking at BMO Capital Markets, continuing two decades serving the real estate industry as a senior banker at several firms with a focus on growth and transformational transactions for public real estate owner/operators, lodging companies, and real estate services firms. Mr. Decker earned a Bachelor of Arts in History from the College of William & Mary.

Ferguson Partners, a leading executive search firm, assisted the Company in recruiting Mr. Decker.

ABOUT GMRE

GMRE is a net-lease medical real estate investment trust (REIT) that acquires and manages healthcare facilities, and leases those facilities to physician groups and regional and national healthcare systems

FORWARD-LOOKING STATEMENTS

Certain statements contained herein may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and it is the Company’s intent that any such statements be protected by the safe harbor created thereby. These forward-looking statements are identified by their use of terms and phrases such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "plan," "predict," "project," "will," "continue" and other similar terms and phrases, including references to assumptions and forecasts of future results. Except for historical information, the statements set forth herein including, but not limited to, any statements regarding the future composition of our management team are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and assumptions and are subject to certain risks and uncertainties. Although the Company believes that the expectations, estimates and assumptions reflected in its forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of the Company’s forward-looking statements. Additional information concerning us and our business, including additional factors that could materially and adversely affect our financial results, include, without limitation, the risks described under Part I, Item 1A - Risk Factors, in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and in our other filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements. The Company does not intend, and undertakes no obligation, to update any forward-looking statement.

Investor Relations Contact:

Stephen Swett

stephen.swett@icrinc.com

203.682.8377

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